Exhibit 10.4

AMENDMENT NO. 2 TO TERM LOAN AGREEMENT

This AMENDMENT NO. 2 TO TERM LOAN AGREEMENT, dated as of May 5, 2020 (this “Amendment No. 2”), is by and among SPIRIT REALTY, L.P., a Delaware limited partnership (the “Borrower”), JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (as defined below) (the “Administrative Agent”), and FIFTH THIRD BANK, NATIONAL ASSOCIATION (the “New Term Lender”).  Reference is made to that certain Term Loan Agreement, dated as of April 2, 2020, as amended by Amendment No. 1 to Term Loan Agreement dated as of April 10, 2020 (as so amended, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the several banks, financial institutions and other entities from time to time party thereto (collectively, the “Lenders”), and the Administrative Agent.  Capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement, as amended hereby.

RECITALS

WHEREAS, pursuant to Section 2.12 of the Credit Agreement, the Borrower has requested, and the New Term Lender has agreed, to establish an Incremental Commitment under the Credit Agreement;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.  AMENDMENT TO CREDIT Agreement.  As of the Amendment Effective Date (as defined in Section 3 hereof), the Credit Agreement is hereby amended as follows:

Section 1.01.  Incremental Commitment.  As of the Amendment Effective Date, the New Term Lender shall have an Incremental Commitment in the amount set forth opposite its name in Schedule 1 attached hereto.

Section 1.02.  Making of the New Term Loan.  On the Amendment Effective Date, and so long as the conditions set forth in Section 2.12 of the Credit Agreement are satisfied, the New Term Lender shall make a New Term Loan to the Borrower pursuant to Section 2.12 of the Credit Agreement in the amount equal to its Incremental Commitment.  Such New Term Loans shall have the same terms and provisions (including, without limitation, the same Maturity Date) and shall be considered the same tranche as and pari passu with the existing Loans under the Credit Agreement.  From and after the Amendment Effective Date, each reference to the Loans in the Credit Agreement shall be deemed to include the New Term Loan made by the New Term Lender.

Section 1.03.  New Term Lender.  From and after the Amendment Effective Date, the New Term Lender shall be deemed to be a Lender for all purposes of the Credit Agreement, and each reference to the Lenders in the Credit Agreement shall be deemed to include the New Term Lender.  Without limiting the generality of the foregoing, the New Term Lender confirms its appointment of JPMorgan Chase Bank, N.A., as the Administrative Agent in accordance with Article XII of the Credit Agreement.

DB1/ 113500392.4

Section 1.04.  Representations, Warranties and Agreements of New Term Lender.  The New Term Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment No. 2 and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement and under applicable law that are required to be satisfied by it in order to become a Lender, (iii) from and after the Amendment Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of its Incremental Commitment and New Term Loans, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.1 of the Credit Agreement, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Amendment No. 2, and (v) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment No. 2; and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent or any other Lender and their Related Parties, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

Section 1.05.  Request under Section 2.12 of Credit Agreement.  This Amendment No. 2 is and shall be deemed to be for all purposes of the Credit Agreement the second and partial exercise by the Borrower of its rights under Section 2.12 of the Credit Agreement to request Incremental Commitments.  From and after the Amendment Effective Date (and after giving effect to the New Term Loans), $50,000,000 of the Incremental Commitments shall remain available to be requested by the Borrower pursuant to Section 2.12 of the Credit Agreement.

SECTION 2.  REPRESENTATIONS AND WARRANTIES OF THE BORROWER

In order to induce the New Term Lender and Administrative Agent to enter into this Amendment No. 2, the Borrower represents and warrants to the New Term Lender and the Administrative Agent as follows:

(i)The Borrower has the right and power, and has taken, and has caused Spirit REIT to take, all necessary action to authorize it to borrow the New Term Loans hereunder.  The Borrower and each other Loan Party has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform its obligations under each of this Amendment No. 2, the Credit Agreement, as amended by this Amendment No. 2 (the “Amended Credit Agreement”) and the Note described in Section 3D below (collectively, the “Amendment Documents”) to which it is a party in accordance with its terms and to consummate the transactions contemplated hereby and thereby.  The Amendment Documents to which the Borrower or any other Loan Party is a party have been duly executed and delivered by the duly authorized officers of such Person and each is a legal, valid and binding obligation of such Person enforceable against such Person in accordance with its terms, except as the same may be limited by bankruptcy, insolvency and other similar laws affecting the rights of creditors generally and the availability of equitable remedies

DB1/ 113500392.4

for the enforcement of certain obligations contained herein or therein and as may be limited by equitable principles generally;

(ii)The execution, delivery and performance of this Amendment No. 2 and the other Amendment Documents to which any Loan Party is a party in accordance with their respective terms and the borrowings of the New Term Loans hereunder do not and will not, by the passage of time, the giving of notice, or both:  (i) require any Governmental Approval or violate any Applicable Law (including all Environmental Laws) relating to the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under (A) the organizational documents of any Loan Party or (B) any indenture, agreement or other instrument to which the Borrower or any other Loan Party is a party or by which it or any of its respective properties may be bound, except under this clause (B) as could not reasonably be expected to have a Material Adverse Effect; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Loan Party other than in favor of the Administrative Agent for its benefit and the benefit of the other Lender Parties;

(iii)Each of the representations and warranties made by the Borrower in or pursuant to the Loan Documents are true and correct in all material respects (or, in the case of any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language, true and correct (after giving effect to any qualification therein) in all respects) on and as of the Amendment Effective Date as if made on and as of such date except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects (or, in the case of any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language, true and correct (after giving effect to any qualification therein) in all respects) as of such earlier date; and

(iv)No Default or Event of Default has occurred and is continuing on the Amendment Effective Date and after giving effect to this Amendment No. 2.

SECTION 3.  CONDITIONS TO EFFECTIVENESS

This Amendment No. 2 shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction (or waiver by the Administrative Agent and the New Term Lender) of the following conditions precedent:

A.  the Borrower, the Administrative Agent, and the New Term Lender shall have indicated their consent hereto by the execution and delivery of the signature pages hereof to the Administrative Agent, and, in the case of Spirit REIT, by the execution and delivery to the Administrative Agent of the signature page to the Reaffirmation of Guaranty attached to this Amendment No. 2;

B.  the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower and Spirit REIT (i) either confirming that there have been no changes to their organizational documents since April 2, 2020, or if there have been changes to their organizational documents since such date, certifying as to such changes, and (ii) certifying as to

DB1/ 113500392.4

authorization, good standing and incumbency of officers with respect to this Amendment No. 2 and the transactions contemplated hereby;

C.  the Administrative Agent shall have received all reasonable, documented out-of-pocket costs and expenses incurred in connection with this Amendment No. 2 for which the Borrower is responsible pursuant to Section 13.2 of the Credit Agreement and for which invoices have been presented at least one Business Day prior to the Amendment Effective Date (including the reasonable fees and expenses of legal counsel to the Administrative Agent for which the Borrower agrees it is responsible pursuant to Section 13.2 of the Credit Agreement);

D.  execution and delivery to the Administrative Agent of a Note made by the Borrower in favor of the New Term Lender in an amount equal to its Incremental Commitment hereunder;

E.  delivery to the Administrative Agent by each of Latham & Watkins LLP and Ballard Spahr LLP, as counsel to the Borrower, of an opinion addressed to the New Term Lender and the Administrative Agent in form and substance reasonably satisfactory to the Administrative Agent;

F.  payment by the Borrower of any agreed upon compensation to the New Term Lender and the Administrative Agent due and payable on the Amendment Effective Date in respect of the Incremental Commitment;

G.  each of the representations and warranties made by the Borrower in or pursuant to the Loan Documents are true and correct in all material respects (or, in the case of any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language, true and correct (after giving effect to any qualification therein) in all respects) on and as of the Amendment Effective Date as if made on and as of such date except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects (or, in the case of any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language, true and correct (after giving effect to any qualification therein) in all respects) as of such earlier date;

H.  (i) no Default or Event of Default has occurred and is continuing on the Amendment Effective Date or after giving effect thereto and (ii) the Borrower would be in compliance with each financial covenant set forth in Section 10.1 of the Credit Agreement if the ratio or amount referred to therein were to be calculated as of the most recent test period as to which a compliance certificate has been delivered pursuant to Section 9.3 of the Credit Agreement after giving pro forma effect to the incurrence of Indebtedness under the New Term Loans on the Amendment Effective Date, and the use of proceeds thereof; and

I.  the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying that the conditions contained in Section 2.12(a) and (b) of the Credit Agreement have been satisfied.

DB1/ 113500392.4

SECTION 4.  MISCELLANEOUS

A.  Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i)On and after the effective date of this Amendment No. 2, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Credit Agreement.  This Amendment No. 2 shall be deemed to be a “Loan Document” under the Credit Agreement.

(ii)Except as specifically amended by this Amendment No. 2, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii)The execution, delivery and performance of this Amendment No. 2 shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender Party under the Credit Agreement or any of the other Loan Documents.

B.  Headings.  Section and subsection headings in this Amendment No. 2 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 2 for any other purpose or be given any substantive effect.

C.  Applicable Law.  THIS AMENDMENT NO. 2 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

D.  Counterparts; Effectiveness.  This Amendment No. 2 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  Delivery of an executed counterpart of a signature page to this Amendment No. 2 by telecopy or other electronic means in accordance with Section 13.18 of the Credit Agreement shall be effective as delivery of a manually executed counterpart of this Amendment No. 2.

E.  Jurisdictions; Immunities.  The provisions of Section 13.4 of the Credit Agreement shall apply to this Amendment No. 2 and are hereby incorporated by reference.

[Signature Pages Follow]

DB1/ 113500392.4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

SPIRIT REALTY, L.P.,

a Delaware limited partnership

By:Spirit General OP Holdings, LLC,

a Delaware limited liability company, its general partner

By:

Name:

Title:

[Signature Page to Amendment No. 2 to Term Loan Agreement]

DB1/ 113500392

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By: ______________________________

Name:

Title:

•

[Signature Page to Amendment No. 2 to Term Loan Agreement]

DB1/ 113500392

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as the New Term Lender

By: ______________________________

Name:

Title:

[Signature Page to Amendment No. 2 to Term Loan Agreement]

DB1/ 113500392

Reaffirmation of Guaranty

The undersigned Guarantor hereby (a) acknowledges the foregoing Amendment No. 2, (b) reaffirms its guaranty of the Guarantied Obligations (as defined in the Guaranty, dated as of April 2, 2020 (the “Guaranty”), executed and delivered by such Guarantor) under or in connection with the Credit Agreement, as modified by the foregoing Amendment No. 2, in accordance with the Guaranty, and (c) confirms that its Guaranty shall remain in full force and effect after giving effect to the foregoing Amendment No. 2.

SPIRIT REALTY CAPITAL, INC. By: _______________________ Name: Title:

[Signature Page to Amendment No. 2 to Term Loan Agreement]

DB1/ 113500392

Schedule 1

Incremental Commitment

New Term LenderCommitment Amount

Fifth Third Bank, National Association$50,000,000.00

Total$50,000,000.00

DB1/ 113500392.4